UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-00249

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds I

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Balanced Fund

January 31, 2009

	Number of	Value
	Shares	(U.S. $)
Common Stock – 46.96%
Consumer Discretionary – 4.20%
Gap	205,500	$2,318,040
Limited Brands	194,200	1,538,064
Mattel	149,400	2,119,986
*†MGM MIRAGE	50	400
		5,976,490
Consumer Staples – 8.92%
Archer-Daniels-Midland	79,100	2,165,758
CVS Caremark	83,300	2,239,104
Heinz (H.J.)	52,600	1,919,900
Kimberly-Clark	39,900	2,053,653
Kraft Foods Class A	78,300	2,196,315
Safeway	98,700	2,115,141
		12,689,871
Energy – 4.52%
Chevron	35,100	2,475,252
ConocoPhillips	39,400	1,872,682
Marathon Oil	76,300	2,077,649
		6,425,583
Financials – 4.29%
Allstate	69,800	1,512,566
Bank of New York Mellon	73,900	1,902,186
*†Cardtronics	400	340
Travelers	69,400	2,681,616
		6,096,708
Health Care – 10.47%
Bristol-Myers Squibb	94,200	2,016,822
Cardinal Health	55,800	2,100,870
Johnson & Johnson	34,800	2,007,612
Merck	76,900	2,195,495
Pfizer	133,500	1,946,430
Quest Diagnostics	52,100	2,571,134
Wyeth	47,900	2,058,263
		14,896,626
Industrials – 2.36%
†BWAY Holding	85	719
Donnelley (R.R.) & Sons	111,900	1,092,144
†Flextronics International	250	653
†Graphic Packaging Holding	689	599
†@P=Port Townsend	35	0
*Waste Management	72,700	2,267,514
		3,361,629
Information Technology – 5.57%
Intel	156,200	2,014,980
International Business Machines	27,200	2,492,880
Motorola	378,400	1,676,312
Xerox	260,900	1,732,376
		7,916,548
Materials – 1.21%
duPont (E.I.) deNemours	74,700	1,715,112
		1,715,112
Telecommunications – 3.77%
AT&T	103,300	2,543,246
*†Cablevision Systems Class A	50	802
†Century Communications	25,000	0
*Verizon Communications	94,600	2,825,702
		5,369,750

Utilities – 1.65%
*†NRG Energy	50	1,168
Progress Energy	60,600	2,346,432
		2,347,600
Total Common Stock (cost $89,371,652)		66,795,917

•Preferred Stock – 0.28%
Bank of America 8.00%	75,000	39,774
JPMorgan Chase 7.90%	230,000	175,233
PNC Financial Services Group 8.25%	250,000	186,864
Total Preferred Stock (cost $534,269)		401,871

	Principal
	Amount (U.S. $)
Agency Asset-Backed Securities – 0.05%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$77,478	58,050
•Fannie Mae Whole Loan Series 2002-W11 AV1 0.729% 11/25/32	25,172	20,566
Total Agency Asset-Backed Securities (cost $102,034)		78,616

Agency Collateralized Mortgage Obligations – 3.57%
•Fannie Mae ACES Series 2006-M2 A2F 5.259% 5/25/20	530,000	546,573
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41	68,040	73,734
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	84,751	90,879
Series 2003-122 AJ 4.50% 2/25/28	79,934	80,840
Series 2005-110 MB 5.50% 9/25/35	272,200	278,576
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44	117,093	120,203
Series 2004-W11 1A2 6.50% 5/25/44	129,022	132,449
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	70,372	72,570
Series 2326 ZQ 6.50% 6/15/31	370,048	393,738
Series 2557 WE 5.00% 1/15/18	220,000	227,483
Series 2662 MA 4.50% 10/15/31	150,700	151,964
Series 2694 QG 4.50% 1/15/29	225,000	230,397
Series 2872 GC 5.00% 11/15/29	200,000	205,920
Series 2890 PC 5.00% 7/15/30	380,000	391,413
Series 2915 KP 5.00% 11/15/29	220,000	226,737
Series 3022 MB 5.00% 12/15/28	165,000	169,932
Series 3063 PC 5.00% 2/15/29	360,000	370,898
Series 3113 QA 5.00% 11/15/25	167,396	170,630
Series 3131 MC 5.50% 4/15/33	145,000	150,526
Series 3173 PE 6.00% 4/15/35	635,000	664,306
Series 3337 PB 5.50% 7/15/30	170,000	176,273
wFreddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	143,653	147,559
Total Agency Collateralized Mortgage Obligations (cost $4,950,746)		5,073,600

Agency Mortgage-Backed Securities – 10.99%
Fannie Mae 6.50% 8/1/17	85,242	88,901
•Fannie Mae ARM
5.131% 11/1/35	116,802	120,037
5.165% 3/1/38	278,633	285,051
5.396% 4/1/36	147,684	152,199
5.916% 8/1/37	297,536	308,428
Fannie Mae Relocation 30 yr
5.00% 11/1/33	92,383	94,629
5.00% 1/1/34	136,935	140,170
5.00% 1/1/36	78,553	80,365
Fannie Mae S.F. 15 yr
4.50% 6/1/23	454,786	461,751
5.50% 4/1/23	420,480	433,885
Fannie Mae S.F. 30 yr
5.00% 12/1/36	194,348	197,949
5.00% 12/1/37	110,502	112,457
5.00% 1/1/38	190,650	194,023
5.00% 2/1/38	88,329	89,892
5.00% 11/1/38	773,001	786,678
5.50% 3/1/29	347,895	359,122
5.50% 4/1/29	380,407	392,683

5.50% 7/1/37	712,274	729,693
5.50% 8/1/37	147,345	150,948
5.50% 12/1/37	501,335	513,594
6.00% 12/1/37	967,533	998,202
*6.00% 8/1/38	968,529	999,175
*6.50% 9/1/36	40,852	42,614
6.50% 2/1/37	507,595	529,491
6.50% 11/1/37	398,682	415,817
7.50% 6/1/31	51,676	54,947
Fannie S.F. 30 yr TBA
4.00% 2/1/39	885,000	877,740
4.50% 2/1/39	2,725,000	2,742,882
•Freddie Mac ARM
5.491% 4/1/34	28,174	28,720
5.672% 7/1/36	118,546	122,044
5.819% 10/1/36	295,401	303,920
Freddie Mac Relocation 30 yr 5.00% 9/1/33	454,758	465,085
Freddie Mac S.F. 15 yr
4.00% 2/1/14	192,507	194,313
5.00% 6/1/18	115,107	118,723
Freddie Mac S.F. 30 yr
5.50% 10/1/38	262,660	268,971
6.00% 6/1/37	350,843	362,417
7.00% 11/1/33	65,679	69,604
Freddie Mac S.F. 30 yr TBA 5.00% 2/1/39	1,305,000	1,324,983
GNMA I S.F. 30 yr 7.50% 9/15/31	19,611	20,943
Total Agency Mortgage-Backed Securities (cost $15,331,531)		15,633,046

Agency Obligations – 1.98%
Fannie Mae
^6.430% 10/9/19	545,000	278,649
*5.00% 2/13/17	960,000	1,040,777
*^Financing Corporation Interest Strip 5.142% 9/26/19	2,000,000	1,275,504
Tennessee Valley Authority 4.875% 1/15/48	220,000	217,945
Total Agency Obligations (cost $2,752,014)		2,812,875

Commercial Mortgage-Backed Securities – 2.93%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	230,000	186,300
Series 2007-1A D 5.957% 4/15/37	35,000	26,425
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.319% 6/10/39	215,000	195,467
•Series 2005-6 AM 5.18% 9/10/47	100,000	59,148
Series 2006-4 A4 5.634% 7/10/46	335,000	246,696
•Series 2007-3 A4 5.658% 6/10/49	170,000	103,886
Bear Stearns Commercial Mortgage Securities
@#Series 2004-ESA E 144A 5.064% 5/14/16	260,000	260,469
•Series 2007-PW16 A4 5.712% 6/11/40	150,000	107,861
•Series 2007-T28 A4 5.742% 9/11/42	235,000	171,028
wCommercial Mortgage Pass Through Certificates
•#Series 2001-J1A A2 144A 6.457% 2/14/34	155,874	155,136
Series 2006-C7 A2 5.69% 6/10/46	140,000	122,468
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.552% 2/15/39	75,000	60,916
#Crown Castle Towers Series 2005-1A C 144A 5.074% 6/15/35	140,000	126,000
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 C 6.403% 3/15/33	60,000	59,466
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3 4.602% 8/10/38	150,000	147,197
•@#Series 2006-RR3 A1S 144A 5.66% 7/18/56	145,000	26,100
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	115,000	104,376
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	215,000	205,307
Series 2003-C1 A2 4.985% 1/12/37	362,000	342,047
Series 2006-LDP9 A2 5.134% 5/15/47	15,000	10,439
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20	13,922	13,896
Series 2002-C1 A4 6.462% 3/15/31	320,000	315,352
•Merrill Lynch Mortgage Trust Series 2006-C1 ASB 5.657% 5/12/39	255,000	204,964
•Morgan Stanley Capital I Series 2007-IQ14 A4 5.692% 4/15/49	175,000	117,881
#SBA Commercial Mortgage-Backed Securities Trust Series 2006-1A B 144A 5.451% 11/15/36	395,000	295,638
@#Tower 144A
Series 2006-1 B 5.588% 2/15/36	85,000	74,800
Series 2006-1 C 5.707% 2/15/36	130,000	110,500

Wachovia Bank Commercial Mortgage Trust
•Series 2005-C20 A5 5.087% 7/15/42	105,000	91,741
Series 2006-C28 A2 5.50% 10/15/48	265,000	223,832
Total Commercial Mortgage-Backed Securities (cost $5,068,176)		4,165,336

Convertible Bonds – 0.08%
#Leap Wireless International 144A 4.50% exercise price $93.21, expiration date 7/15/14	5,000	3,331
#Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	5,000	2,281
•Wyeth 0.965% exercise price $60.09, expiration date 1/15/24	103,000	103,382
Total Convertible Bonds (cost $115,385)		108,994

Corporate Bonds – 18.27%
Banking – 2.23%
Bank of America
5.125% 11/15/14	95,000	88,809
5.30% 3/15/17	250,000	219,809
Bank of New York Mellon 5.125% 8/27/13	485,000	494,658
BB&T
4.90% 6/30/17	100,000	88,108
*5.25% 11/1/19	200,000	177,106
Branch Banking & Trust 5.625% 9/15/16	250,000	235,807
Citigroup 6.50% 8/19/13	585,000	559,509
GMAC
6.625% 5/15/12	5,000	3,225
6.875% 8/28/12	10,000	6,410
#144A 6.875% 9/15/11	5,000	3,939
JPMorgan Chase 6.00% 1/15/18	160,000	160,928
@JP Morgan Chase Capital XXV 6.80% 10/1/37	245,000	193,935
PNC Funding 5.625% 2/1/17	200,000	189,283
•@Popular North America 1.813% 4/6/09	135,000	133,636
U.S. Bank North America 4.80% 4/15/15	100,000	96,091
•USB Capital IX 6.189% 4/15/49	265,000	111,345
Wells Fargo 5.625% 12/11/17	120,000	117,755
•Wells Fargo Capital XIII 7.70% 12/29/49	415,000	297,789
		3,178,142
Basic Industry – 0.49%
ArcelorMittal 6.125% 6/1/18	370,000	289,969
California Steel Industries 6.125% 3/15/14	5,000	3,450
Domtar 7.125% 8/15/15	10,000	7,350
Freeport McMoRan Copper & Gold 8.25% 4/1/15	15,000	12,783
Georgia-Pacific
7.70% 6/15/15	3,000	2,595
8.875% 5/15/31	5,000	3,825
Hexion US Finance 9.75% 11/15/14	5,000	625
Huntsman International
7.375% 1/1/15	5,000	2,575
7.875% 11/15/14	5,000	2,625
Innophos 8.875% 8/15/14	10,000	7,850
@#Innophos Holding 144A 9.50% 4/15/12	5,000	3,713
International Coal 10.25% 7/15/14	10,000	7,500
Lubrizol 8.875% 2/1/19	165,000	169,269
#MacDermid 144A 9.50% 4/15/17	15,000	7,425
*Momentive Performance Materials 9.75% 12/1/14	10,000	4,450
NewPage 10.00% 5/1/12	10,000	3,900
@#Nine Dragons Paper Holdings 144A 9.875% 4/29/13	170,000	51,781
•Noranda Aluminum Acquisition PIK 6.595% 5/15/15	5,000	1,925
Norske Skog Canada 8.625% 6/15/11	10,000	4,700
@Potlatch 13.00% 12/1/09	15,000	15,861
Reliance Steel & Aluminum 6.85% 11/15/36	110,000	66,283
•#Ryerson 144A 10.568% 11/1/14	5,000	2,875
@#Sappi Papier Holding 144A 6.75% 6/15/12	15,000	9,558
#Steel Dynamics 144A 7.75% 4/15/16	10,000	8,050
•Verso Paper Holdings 6.943% 8/1/14	5,000	1,475
		692,412
Brokerage – 1.13%
@AMVESCAP 4.50% 12/15/09	320,000	302,629
E*Trade Financial 12.50% 11/30/17	5,000	2,800
Goldman Sachs Group
5.95% 1/18/18	178,000	160,729
6.15% 4/1/18	365,000	333,859
@6.75% 10/1/37	65,000	49,540
7.50% 2/15/19	185,000	184,075

Jefferies Group 6.45% 6/8/27	160,000	107,270
LaBranche 11.00% 5/15/12	5,000	4,438
Lazard Group 6.85% 6/15/17	90,000	62,093
Morgan Stanley
5.375% 10/15/15	290,000	248,477
6.25% 8/9/26	190,000	150,596
		1,606,506
Capital Goods – 0.79%
Browning-Ferris Industries 7.40% 9/15/35	235,000	214,435
BWAY 10.00% 10/15/10	10,000	9,000
Casella Waste Systems 9.75% 2/1/13	12,000	10,080
Caterpillar 7.90% 12/15/18	160,000	179,633
Celestica 7.875% 7/1/11	5,000	4,750
@CPG International I 10.50% 7/1/13	5,000	2,825
Flextronics International 6.25% 11/15/14	5,000	3,888
*Graham Packaging 9.875% 10/15/14	15,000	9,600
*Graphic Packaging International 9.50% 8/15/13	15,000	11,475
Greenbrier 8.375% 5/15/15	5,000	2,725
@Intertape Polymer 8.50% 8/1/14	5,000	3,306
#Moog 144A 7.25% 6/15/18	5,000	4,500
RBS Global / Rexnord 11.75% 8/1/16	5,000	3,275
#Rock-Tenn 144A 9.25% 3/15/16	5,000	4,925
Thermadyne Holdings 9.50% 2/1/14	10,000	6,450
Tyco Electronics Group 6.55% 10/1/17	230,000	190,292
Tyco International Finance 8.50% 1/15/19	200,000	212,692
United Technologies 6.125% 2/1/19	150,000	162,932
Vought Aircraft Industries 8.00% 7/15/11	10,000	6,150
Waste Management 7.01% 8/1/26	105,000	83,307
		1,126,240
Communications – 4.12%
‡@=Allegiance Telecom 11.75% 2/15/10	15,000	0
AT&T
4.85% 2/15/14	220,000	221,294
5.80% 2/15/19	425,000	425,981
AT&T Wireless 8.125% 5/1/12	380,000	414,409
•Centennial Communications 7.185% 1/1/13	5,000	4,950
#Charter Communications 144A 10.875% 9/15/14	25,000	21,750
Cincinnati Bell
7.00% 2/15/15	5,000	4,475
7.25% 7/15/13	5,000	4,800
*Citizens Communications 7.125% 3/15/19	10,000	8,588
Comcast
•1.46% 7/14/09	100,000	98,680
5.875% 2/15/18	185,000	182,528
6.30% 11/15/17	150,000	150,694
Cricket Communications 9.375% 11/1/14	15,000	13,725
Crown Castle International 9.00% 1/15/15	5,000	4,863
#CSC Holdings 144A 8.50% 6/15/15	5,000	4,838
Deutsche Telekom International Finance
5.25% 7/22/13	145,000	146,507
6.75% 8/20/18	375,000	404,552
8.75% 6/15/30	30,000	37,116
Dex Media West Finance 9.875% 8/15/13	15,000	4,388
DirecTV Holdings 8.375% 3/15/13	2,000	2,020
EchoStar DBS 7.125% 2/1/16	5,000	4,625
#Expedia 144A 8.50% 7/1/16	5,000	3,975
France Telecom 7.75% 3/1/11	76,000	80,394
GCI 7.25% 2/15/14	5,000	4,388
Hughes Network Systems/Finance 9.50% 4/15/14	10,000	8,350
Inmarsat Finance 10.375% 11/15/12	20,000	19,900
Intelsat Jackson Holdings 11.25% 6/15/16	15,000	14,419
#Intelsat Subsidiary Holding 144A 8.875% 1/15/15	5,000	4,625
Lamar Media
6.625% 8/15/15	5,000	3,775
6.625% 8/15/15	7,000	5,285
#LBI Media 144A 8.50% 8/1/17	5,000	1,775
LIN Television 6.50% 5/15/13	5,000	2,725

Lucent Technologies 6.45% 3/15/29	12,000	4,080
Mediacom Capital 9.50% 1/15/13	5,000	4,425
MetroPCS Wireless 9.25% 11/1/14	14,000	13,038
Mobile Mini 6.875% 5/1/15	5,000	3,575
Nielsen Finance 10.00% 8/1/14	5,000	4,450
Quebecor Media 7.75% 3/15/16	10,000	7,900
*Qwest Capital Funding 7.25% 2/15/11	10,000	9,300
#Rainbow National Services 144A 10.375% 9/1/14	5,000	5,088
Rogers Communications
6.80% 8/15/18	430,000	448,063
7.50% 8/15/38	30,000	31,655
Rogers Wireless 8.00% 12/15/12	5,000	5,038
Sprint Nextel 6.00% 12/1/16	20,000	13,419
Telecom Italia Capital
4.00% 1/15/10	95,000	92,320
5.25% 10/1/15	85,000	72,440
6.20% 7/18/11	130,000	125,624
7.721% 6/4/38	100,000	93,618
#Telesat Canada 144A
11.00% 11/1/15	5,000	3,850
12.50% 11/1/17	5,000	3,375
THOMSON Reuters
5.95% 7/15/13	125,000	122,908
6.50% 7/15/18	210,000	195,030
Time Warner Cable
6.75% 7/1/18	225,000	220,109
8.75% 2/14/19	290,000	323,483
Time Warner Telecom Holdings 9.25% 2/15/14	5,000	4,600
Verizon Communications
5.50% 2/15/18	85,000	83,114
5.55% 2/15/16	60,000	59,419
6.10% 4/15/18	55,000	55,887
8.95% 3/1/39	190,000	234,730
#Verizon Wireless Capital 144A
5.55% 2/1/14	315,000	313,031
8.50% 11/15/18	100,000	114,927
#Videotron 144A 9.125% 4/15/18	10,000	10,050
Virgin Media Finance 8.75% 4/15/14	10,000	8,550
Visant Holding 8.75% 12/1/13	10,000	8,850
#Vivendi 144A 6.625% 4/4/18	300,000	259,154
Vodafone Group
5.00% 9/15/15	60,000	56,857
5.375% 1/30/15	515,000	499,781
6.15% 2/27/37	10,000	9,735
Windstream 8.125% 8/1/13	24,000	23,760
		5,855,627
Consumer Cyclical – 1.04%
*Associated Materials 9.75% 4/15/12	10,000	8,950
Building Materials Corporation of America 7.75% 8/1/14	5,000	3,325
Centex 4.55% 11/1/10	5,000	4,450
Corrections Corporation of America 6.25% 3/15/13	5,000	4,888
CVS Caremark
4.875% 9/15/14	155,000	150,067
5.75% 6/1/17	386,000	386,849
*Denny's Holdings 10.00% 10/1/12	5,000	4,075
*Dollar General 10.625% 7/15/15	5,000	5,000
DR Horton 7.875% 8/15/11	10,000	9,050
Ford Motor Credit 9.875% 8/10/11	25,000	18,598
Gaylord Entertainment
6.75% 11/15/14	5,000	3,700
8.00% 11/15/13	5,000	3,863
Global Cash Access 8.75% 3/15/12	10,000	8,650
*Goodyear Tire & Rubber 9.00% 7/1/15	5,000	4,638
#Invista 144A 9.25% 5/1/12	5,000	3,575
Lear 8.75% 12/1/16	20,000	3,900
Levi Strauss 9.75% 1/15/15	10,000	8,288
M/I Homes 6.875% 4/1/12	5,000	2,550
Macy’s Retail Holdings 6.65% 7/15/24	125,000	67,445
MGM MIRAGE
6.75% 4/1/13	10,000	5,850
*7.50% 6/1/16	5,000	2,725
*#144A 13.00% 11/15/13	5,000	4,575

*Neiman Marcus Group 10.375% 10/15/15	10,000	4,600
Pinnacle Entertainment 8.75% 10/1/13	5,000	4,625
@#Pokagon Gaming Authority 144A 10.375% 6/15/14	14,000	12,320
Ryland Group 6.875% 6/15/13	10,000	8,350
Sally Holdings Capital 10.50% 11/15/16	10,000	8,300
Target
5.125% 1/15/13	150,000	155,670
6.50% 10/15/37	100,000	92,620
*Tenneco Automotive 8.625% 11/15/14	11,000	3,410
Toll
8.25% 2/1/11	10,000	9,750
8.25% 12/1/11	5,000	4,850
VF 5.95% 11/1/17	50,000	45,044
Wal-Mart Stores
5.25% 9/1/35	35,000	33,619
6.20% 4/15/38	122,000	132,360
6.50% 8/15/37	55,000	62,395
Yum Brands 6.875% 11/15/37	235,000	191,893
		1,484,817
Consumer Non-Cyclical – 3.11%
ACCO Brands 7.625% 8/15/15	5,000	2,275
Advanced Medical Optics 7.50% 5/1/17	10,000	11,150
Alliance Imaging 7.25% 12/15/12	5,000	4,650
Amgen 6.375% 6/1/37	450,000	466,228
#Anheuser-Busch InBev Worldwide 144A
7.75% 1/15/19	95,000	96,536
8.20% 1/15/39	300,000	303,161
ARAMARK 8.50% 2/1/15	13,000	12,708
#Bausch & Lomb 144A 9.875% 11/1/15	19,000	16,768
Bottling Group 6.95% 3/15/14	290,000	332,294
*Chiquita Brands International 8.875% 12/1/15	5,000	4,100
Community Health Systems 8.875% 7/15/15	10,000	9,675
Constellation Brands 8.125% 1/15/12	8,000	7,980
Cornell 10.75% 7/1/12	5,000	4,663
Cott Beverages 8.00% 12/15/11	5,000	2,875
Covidien International Finance
6.00% 10/15/17	218,000	222,130
6.55% 10/15/37	160,000	160,952
Del Monte 6.75% 2/15/15	5,000	4,725
Delhaize America 9.00% 4/15/31	291,000	334,138
Delhaize Group
5.875% 2/1/14	30,000	30,309
6.50% 6/15/17	90,000	88,486
Diageo Capital 5.75% 10/23/17	305,000	304,471
General Mills 5.65% 9/10/12	105,000	108,921
GlaxoSmithKline Capital
4.375% 4/15/14	65,000	67,199
5.65% 5/15/18	125,000	134,179
HCA
6.50% 2/15/16	10,000	7,050
9.25% 11/15/16	20,000	19,150
•HealthSouth 8.323% 6/15/14	10,000	8,350
Iron Mountain
6.625% 1/1/16	5,000	4,531
*8.00% 6/15/20	5,000	4,650
*Jarden 7.50% 5/1/17	10,000	7,250
JohnsonDiversey Holdings 10.67% 5/15/13	5,000	3,750
Kraft Foods 4.125% 11/12/09	85,000	85,195
Kroger
6.80% 12/15/18	40,000	41,732
6.90% 4/15/38	90,000	91,642
7.50% 1/15/14	190,000	212,037
Lender Processing Services 8.125% 7/1/16	5,000	4,775
LVB Acquisition 10.00% 10/15/17	8,000	8,160
National Beef Packing 10.50% 8/1/11	5,000	3,875
#President & Fellows of Harvard College 144A 6.00% 1/15/19	150,000	161,700
Princeton University 5.70% 3/1/39	180,000	181,417
Quest Diagnostics 5.45% 11/1/15	235,000	209,718

RSC Equipment Rental 9.50% 12/1/14	5,000	3,188
Schering-Plough
6.00% 9/15/17	45,000	46,465
6.55% 9/15/37	30,000	31,383
Select Medical 7.625% 2/1/15	10,000	6,350
@#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	5,000	4,004
8.03% 10/1/20	5,000	4,263
Tyson Foods 7.85% 4/1/16	5,000	4,134
Wyeth 5.50% 2/1/14	520,000	542,886
		4,428,228
Electric – 1.04%
AES
8.00% 10/15/17	10,000	9,450
#144A 8.75% 5/15/13	16,000	16,120
Baltimore Gas & Electric 6.125% 7/1/13	90,000	85,947
Columbus Southern Power 6.05% 5/1/18	70,000	66,345
Commonwealth Edison
5.90% 3/15/36	90,000	76,761
6.15% 9/15/17	145,000	143,853
Detroit Edison 5.60% 6/15/18	85,000	82,177
Duke Energy Carolinas
5.75% 11/15/13	40,000	42,859
7.00% 11/15/18	80,000	92,123
Edison Mission Energy 7.625% 5/15/27	7,000	5,723
*#Electricite de France 144A 6.95% 1/26/39	105,000	108,608
Illinois Power 6.125% 11/15/17	260,000	236,194
Jersey Central Power & Light 7.35% 2/1/19	40,000	41,228
Midwest Generation 8.30% 7/2/09	2,738	2,738
Mirant North America 7.375% 12/31/13	10,000	9,700
NRG Energy 7.375% 2/1/16	10,000	9,550
Orion Power Holdings 12.00% 5/1/10	10,000	10,250
Pacificorp 6.00% 1/15/39	165,000	167,230
PECO Energy 5.35% 3/1/18	60,000	59,071
PPL Electric Utilities 7.125% 11/30/13	130,000	138,336
Reliant Energy 7.625% 6/15/14	5,000	4,113
#Texas Competitive Electric Holdings 144A 10.25% 11/1/15	15,000	11,175
Union Electric 6.70% 2/1/19	60,000	58,016
		1,477,567
Energy – 1.27%
CGG Veritas 7.75% 5/15/17	10,000	7,200
Chesapeake Energy 6.375% 6/15/15	8,000	6,800
Complete Production Service 8.00% 12/15/16	5,000	3,525
Compton Petroleum Finance 7.625% 12/1/13	20,000	7,900
#Connacher Oil & Gas 144A 10.25% 12/15/15	15,000	5,700
ConocoPhillips 6.50% 2/1/39	320,000	319,790
#Copano Energy 144A 7.75% 6/1/18	5,000	3,850
El Paso 6.875% 6/15/14	15,000	13,913
Enterprise Products Operating
6.30% 9/15/17	155,000	143,198
6.50% 1/31/19	87,000	80,872
6.875% 3/1/33	200,000	172,241
*Frontier Oil 8.50% 9/15/16	5,000	4,775
#Helix Energy Solutions Group 144A 9.50% 1/15/16	10,000	5,750
#Hilcorp Energy I 144A
7.75% 11/1/15	10,000	7,850
9.00% 6/1/16	5,000	4,100
Key Energy Services 8.375% 12/1/14	10,000	7,250
Mariner Energy 8.00% 5/15/17	10,000	6,450
MarkWest Energy Partners 8.75% 4/15/18	10,000	7,225
Massey Energy 6.875% 12/15/13	10,000	8,800
OPTI Canada
7.875% 12/15/14	5,000	2,250
8.25% 12/15/14	7,000	3,255
PetroHawk Energy
9.125% 7/15/13	5,000	4,625
#144A 7.875% 6/1/15	5,000	4,213
@Petroleum Development 12.00% 2/15/18	5,000	3,150
Plains All American Pipeline 6.50% 5/1/18	175,000	146,792
Plains Exploration & Production 7.00% 3/15/17	5,000	4,206

Range Resources 7.25% 5/1/18	5,000	4,563
Shell International Finance 6.375% 12/15/38	155,000	162,504
TransCanada Pipelines
5.85% 3/15/36	150,000	120,551
•6.35% 5/15/67	65,000	37,041
7.125% 1/15/19	60,000	63,710
7.25% 8/15/38	160,000	159,936
Weatherford International
5.95% 6/15/12	70,000	66,433
6.80% 6/15/37	65,000	45,654
7.00% 3/15/38	100,000	72,342
Whiting Petroleum 7.25% 5/1/13	8,000	6,640
XTO Energy 6.75% 8/1/37	95,000	86,613
		1,811,667
Finance Companies – 0.91%
@Cardtronics 9.25% 8/15/13	10,000	7,125
FTI Consulting 7.625% 6/15/13	20,000	19,400
General Electric Capital
*5.625% 5/1/18	375,000	346,418
5.875% 1/14/38	210,000	167,521
6.875% 1/10/39	210,000	186,612
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	100,000	32,819
International Lease Finance
5.35% 3/1/12	130,000	96,684
5.875% 5/1/13	85,000	61,544
6.625% 11/15/13	225,000	166,907
Leucadia National 8.125% 9/15/15	6,000	4,890
@#Nuveen Investments 144A 10.50% 11/15/15	15,000	4,200
SLM 8.45% 6/15/18	230,000	195,966
		1,290,086
Insurance – 1.33%
•Hartford Financial Services Group 8.125% 6/15/38	380,000	218,976
•#Liberty Mutual 144A 10.75% 6/15/58	10,000	6,008
MetLife 9.25% 8/15/18	110,000	111,938
•#MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	288,006
#Metropolitan Life Global Funding I 144A 5.125% 4/10/13	115,000	110,167
@PMontpelier Re Holdings 6.125% 8/15/13	55,000	41,712
w‡#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	2,250
UnitedHealth Group
5.50% 11/15/12	230,000	230,528
5.80% 3/15/36	400,000	315,675
Unitrin 6.00% 5/15/17	190,000	121,279
WellPoint
5.00% 1/15/11	175,000	174,382
5.85% 1/15/36	270,000	221,280
5.95% 12/15/34	64,000	47,788
		1,889,989
Natural Gas – 0.23%
AmeriGas Partners 7.125% 5/20/16	9,000	8,325
Dynegy Holdings 7.75% 6/1/19	4,000	3,120
Inergy Finance 6.875% 12/15/14	15,000	13,050
Kinder Morgan Energy partners
5.80% 3/15/35	125,000	102,941
6.95% 1/15/38	65,000	61,711
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	165,000	137,579
Regency Energy Partners 8.375% 12/15/13	7,000	5,460
		332,186
Real Estate – 0.07%
Regency Centers 5.875% 6/15/17	150,000	102,850
		102,850
Technology – 0.50%
International Business Machines 6.50% 10/15/13	290,000	324,896
Oracle 5.75% 4/15/18	350,000	364,811
Sungard Data Systems
9.125% 8/15/13	8,000	6,720
10.25% 8/15/15	11,000	7,535
		703,962

Transportation – 0.01%
#Erac USA Finance 144A 6.375% 10/15/17	5,000	3,257
Hertz
8.875% 1/1/14	10,000	6,575
10.50% 1/1/16	5,000	2,631
		12,463
Total Corporate Bonds (cost $26,645,737)		25,992,742

Foreign Agency – 0.10%
Republic of Korea – 0.10%
*Korea Development Bank 5.30% 1/17/13	150,000	136,440
Total Foreign Agency (cost $150,929)		136,440

Municipal Bonds – 1.47%
California State 5.00% 2/1/33	120,000	109,672
California State University Systemwide Revenue Series A 5.00% 11/1/30 (AMBAC)	115,000	110,855
Massachusetts’s Bay Transportation Authority 5.00% 7/1/19	55,000	64,136
New Jersey Economic Development Authority Cigarette Tax Revenue 5.75% 6/15/29	220,000	164,582
New York State Urban Development Revenue (State Personal Income Tax) Series A-1
5.25% 3/15/34 (FGIC)	210,000	210,221
North Texas Tollway Authority Revenue Refunding (First Tier System) Series A
5.50% 1/1/18	45,000	47,832
6.00% 1/1/19	20,000	21,754
6.00% 1/1/20	110,000	118,901
Oregon State Taxable Pension 5.892% 6/1/27	200,000	193,416
Portland, Oregon Sewer System Revenue Refunding (First Lien) Series A 5.00% 6/15/18	200,000	235,080
Texas Transportation Community Mobility 5.00% 4/1/19	175,000	201,129
Triborough, New York Bridge & Tunnel Authority Series A
5.00% 11/15/18	150,000	172,877
5.00% 11/15/19	145,000	163,024
University of Texas Financing Authority Refunding Series A 5.25% 8/15/18	55,000	65,680
@West Virginia Asset-Backed Tobacco Settlement Finance Authority Series A 7.467% 6/1/47	215,000	124,343
West Virginia Economic Development Authority Excess Lottery Revenue 5.37% 7/1/20 (MBIA)	100,000	89,762
Total Municipal Bonds (cost $2,212,014)		2,093,264

Non-Agency Asset-Backed Securities – 5.95%
•Bank of America Credit Card Trust
Series 2006-A10 A10 0.310% 2/15/12	1,000,000	977,588
Series 2008-A7 A7 1.03% 12/15/14	100,000	88,555
#Cabela's Master Credit Card Trust 2008-1A A1 144A 4.31% 12/16/13	250,000	236,796
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	260,000	252,197
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	190,000	165,503
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	67,647	67,751
Series 2008-A A3 4.94% 4/25/14	200,000	196,644
@#Cendant Timeshare Receivables Funding Series 2004-1A A1 144A 3.67% 5/20/16	39,068	35,082
Chase Issuance Trust Series 2008-A9 A9 4.26% 5/15/13	150,000	150,568
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	450,000	340,233
•Series 2007-A6 A6 1.344% 7/12/12	2,000,000	1,911,685
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11	200,000	198,063
Series 2008-A3 4.12% 5/15/12	60,000	58,540
Series 2008-A3 4.93% 8/15/14	100,000	91,858
Series 2008-B A3A 4.78% 7/16/12	100,000	96,985
@#Countrywide Asset-Backed NIM Certificates Series 2004-BC1 Note 144A 5.50% 4/25/35	89	0
Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	140,000	127,483
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20	305,000	259,571
Series 2008-A4 A4 5.65% 12/15/15	425,000	397,438
@#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	390,000	263,637
Ford Credit Auto Owner Trust Series 2007-B A3A 5.15% 11/15/11	105,000	100,229
•#Golden Credit Card Trust Series 2008-3 A 144A 1.330% 7/15/17	325,000	294,951
Harley-Davidson Motorcycle Trust
#Series 2006-1 A2 144A 5.04% 10/15/12	68,181	66,152
Series 2007-2 A3 5.10% 5/15/12	51,968	51,082
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	70,000	70,164
Series 2008-A A3 4.93% 12/17/12	115,000	104,291
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	120,000	116,622
•MBNA Credit Card Master Note Trust Series 2005-A4 A4 0.37% 11/15/12	95,000	90,122
•@Merrill Lynch Mortgage Investors Series 2006-AR1 A2C 0.549% 3/25/37	425,000	293,329
@Mid-State Trust
Series 11 A1 4.864% 7/15/38	92,904	79,753
Series 2004-1 A 6.005% 8/15/37	46,136	38,220
#Series 2006-1 A 144A 5.787% 10/15/40	71,429	50,231

@PRenaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37	95,000	71,799
•@Residential Asset Securities Series 2006-KS3 AI3 0.559% 4/25/36	765,000	624,817
RSB Bondco Series 2007-A A2 5.72% 4/1/18	170,000	173,548
@PStructured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	140,769	113,674
USAA Auto Owner Trust Series 2007-2 A3 4.90% 2/15/12	104,732	105,106
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 1/15/11	110,000	106,882
Total Non-Agency Asset-Backed Securities (cost $9,391,220)		8,467,149

Non-Agency Collateralized Mortgage Obligations – 6.22%
@American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	199,610	141,258
•ARM Trust Series 2005-10 3A11 5.412% 1/25/36	223,561	171,235
Bank of America Alternative Loan Trust
Series 2003-10 2A1 6.00% 12/25/33	290,994	264,986
Series 2004-2 1A1 6.00% 3/25/34	227,162	188,686
@Series 2005-3 2A1 5.50% 4/25/20	154,070	120,223
@Series 2005-5 2CB1 6.00% 6/25/35	155,590	90,340
@Series 2005-9 5A1 5.50% 10/25/20	166,608	130,006
•@Bank of America Funding Series 2006-F 1A2 5.18% 7/20/36	169,396	62,191
Bank of America Mortgage Securities
•@Series 2003-D 1A2 5.372% 5/25/33	824	599
Series 2005-9 2A1 4.75% 10/25/20	245,134	231,192
Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	351,038	345,114
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	178,666	155,496
Countrywide Alternative Loan Trust
Series 2004-28CB 6A1 6.00% 1/25/35	77,606	68,342
•Series 2004-J7 1A2 4.673% 8/25/34	774	719
•@PSeries 2005-63 3A1 5.889% 11/25/35	265,848	140,329
wCountrywide Home Loan Mortgage Pass Through Trust
•@Series 2004-12 1M 7.727% 8/25/34	611,023	170,507
•@Series 2004-HYB4 M 4.591% 9/20/34	70,620	42,146
Series 2005-23 A1 5.50% 11/25/35	307,286	243,813
Series 2006-1 A2 6.00% 3/25/36	121,831	81,703
@Series 2006-1 A3 6.00% 3/25/36	50,166	29,127
@Series 2006-17 A5 6.00% 12/25/36	72,262	67,593
•@PSeries 2006-HYB3 3A1A 6.054% 5/20/36	222,747	122,262
Credit Suisse First Boston Mortgage Securities
Series 2003-29 5A1 7.00% 12/25/33	57,970	52,191
Series 2004-1 3A1 7.00% 2/25/34	33,754	30,390
First Horizon Asset Securities
Series 2003-5 1A17 8.00% 7/25/33	79,075	78,049
•Series 2004-AR5 4A1 5.708% 10/25/34	163,642	115,043
•Series 2007-AR2 1A1 5.846% 7/25/37	111,149	72,419
•Series 2007-AR3 2A2 6.298% 11/25/37	395,330	209,832
•GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.173% 5/25/35	211,124	151,719
#GSMPS Mortgage Loan Trust 144A
•Series 1998-3 A 7.75% 9/19/27	56,990	56,448
•Series 1999-3 A 8.00% 8/19/29	86,347	97,427
Series 2005-RP1 1A3 8.00% 1/25/35	106,471	95,250
Series 2005-RP1 1A4 8.50% 1/25/35	50,026	46,137
@GSR Mortgage Loan Trust Series 2006-1F 5A2 6.00% 2/25/36	88,924	47,185
•JPMorgan Mortgage Trust
Series 2005-A1 4A1 4.777% 2/25/35	238,961	200,634
Series 2005-A4 1A1 5.397% 7/25/35	263,244	207,510
Series 2005-A6 1A2 5.14% 9/25/35	375,000	246,897
@Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35	145,819	123,275
Series 2006-1 3A3 5.50% 2/25/36	199,553	162,596
MASTR Alternative Loans Trust Series 2003-6 3A1 8.00% 9/25/33	28,250	27,903
•MASTR ARM Trust
Series 2003-6 1A2 5.71% 12/25/33	41,435	35,209
@Series 2005-1 B1 5.342% 3/25/35	261,179	26,142
Series 2005-6 7A1 5.336% 6/25/35	158,610	98,356
#MASTR Reperforming Loan Trust 144A
Series 2005-1 1A5 8.00% 8/25/34	155,908	162,806
Series 2005-2 1A4 8.00% 5/25/35	134,322	144,271
•@#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	86,273	65,567
Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34	77,146	69,479

Residential Asset Mortgage Products
Series 2004-SL1 A3 7.00% 11/25/31	18,935	19,016
Series 2004-SL4 A3 6.50% 7/25/32	94,571	84,316
•Residential Funding Mortgage Securities I Series 2006-SA3 3A1 6.043% 9/25/36	210,646	144,085
•Structured ARM Loan Trust
Series 2004-18 5A 5.50% 12/25/34	160,422	129,812
@Series 2005-22 4A2 5.371% 12/25/35	48,634	19,744
@Series 2006-5 5A4 5.521% 6/25/36	102,161	34,791
Structured Asset Securities
•Series 2002-22H 1A 6.938% 11/25/32	48,765	45,646
Series 2004-12H 1A 6.00% 5/25/34	165,513	116,220
•@Series 2005-6 B2 5.336% 5/25/35	94,796	26,867
wWashington Mutual Alternative Mortgage Pass Through Certificates
@Series 2005-9 3CB 5.50% 10/25/20	222,335	173,491
@Series 2006-5 2CB3 6.00% 7/25/36	221,802	121,308
Washington Mutual Mortgage-Backed Securities
Series 2004-CB3 4A 6.00% 10/25/19	246,158	219,081
•@Series 2006-AR8 1A5 5.850% 8/25/46	40,777	11,954
•@Series 2006-AR8 2A3 6.127% 8/25/36	26,783	8,781
•Series 2006-AR10 1A1 5.917% 9/25/36	205,562	125,336
•Series 2006-AR14 1A4 5.627% 11/25/36	215,684	122,655
•Series 2007-HY3 4A1 5.339% 3/25/37	422,868	260,164
Wells Fargo Mortgage-Backed Securities Trust
•Series 2004-T A1 4.860% 9/25/34	44,564	34,896
@Series 2005-12 1A7 5.50% 11/25/35	335,452	242,678
@Series 2005-17 1A2 5.50% 1/25/36	262,986	163,956
•@Series 2005-AR16 6A4 5.002% 10/25/35	269,058	123,098
Series 2006-2 3A1 5.75% 3/25/36	462,808	320,929
@Series 2006-4 2A3 5.75% 4/25/36	97,612	53,747
•Series 2006-AR6 7A1 5.112% 3/25/36	463,863	360,529
•Series 2006-AR10 5A1 5.595% 7/25/36	200,327	119,566
•@Series 2006-AR11 A7 5.510% 8/25/36	240,692	86,969
Series 2007-8 2A6 6.00% 7/25/37	65,000	38,850
Series 2007-13 A7 6.00% 9/25/37	236,691	156,364
Total Non-Agency Collateralized Mortgage Obligations (cost $12,929,880)		8,855,451

U.S. Treasury Obligations – 0.35%
*U.S. Treasury Bond 4.375% 2/15/38	155,000	175,731
U.S. Treasury Notes
1.75% 1/31/14	140,000	139,235
*3.75% 11/15/18	165,000	177,737
Total U.S. Treasury Obligations (cost $501,857)		492,703

Repurchase Agreement** – 3.49%
BNP Paribas 0.21%, dated 1/30/09, to be
repurchased on 2/2/09, repurchase price $4,961,087
(collateralized by U.S. Government obligations, 6.00%,
8/15/09 -10/22/09; market value $5,061,762)	4,961,000	4,961,000
Total Repurchase Agreement (cost $4,961,000)		4,961,000

Total Value of Securities Before Securities Lending Collateral – 102.69%
(cost $175,018,444)		146,069,004
	Number of
	Shares
Securities Lending Collateral*** – 2.33%
Investment Companies
Mellon GSL DBT II Collateral Fund	3,390,567	3,305,106
†Mellon GSL DBT II Liquidation Trust	50,338	5
Total Securities Lending Collateral (cost $3,440,905)		3,305,111

Total Value of Securities – 105.02%
(cost $178,459,349)		149,374,115 ©
Obligation to Return Securities Lending Collateral*** – (2.42%)		(3,440,905)
Liabilities Net of Receivables and Other Assets (See Notes) – (2.60%)		(3,693,141)
Net Assets Applicable to 10,989,393 Shares Outstanding – 100.00%		$142,240,069

*Fully or partially on loan.
†Non income producing security.
•Variable rate security. The rate shown is the rate as of January 31, 2009.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2009, the aggregate amount of Rule 144A securities was $5,083,493, which represented 3.57% of the Fund’s net assets. See Note 6 in "Notes."
‡Non-income producing security. Security is currently in default.
^Zero coupon security. The rate shown is the yield at the time of purchase.
**See Note 1 in "Notes."
***See Note 5 in "Notes."
©Includes $4,590,709 of securities loaned.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At January 31, 2009, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At January 31, 2009, the aggregate amount of illiquid securities was $5,619,042, which represented 3.95% of the Fund’s net assets. See Note 6 in “Notes.”
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. As of January 31, 2009, the aggregate amount of restricted securities was $489,776 or 0.34% of the Fund's net assets. See Note 6 in “Notes.”

Summary of Abbreviations:
ACES – Automatic Common Exchange Security
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
FGIC – Insured by the Financial Guaranty Insurance Company
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
MBIA – Insured by the Municipal Bond Insurance Association
NIM – Net Interest Margin
PIK – Pay-in-Kind
REMICs - Real Estate Mortgage Investment Conduits
RSB – Rate Stabilization Bonds
S.F. – Single Family
TBA – To be announced
yr – Year

The following swap contracts were outstanding at January 31, 2009:

Swap Contracts1
Credit Default Swap Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
Macy’s 10 yr CDS	$ 60,000	5.20%	12/20/18	$1,513
Citigroup Global Markets
CenturyTel 5 yr CDS	180,000	1.71%	9/20/13	(4,915)
JPMorgan Chase Bank
Donnelley (R.R.) CDS	400,000	3.77%	3/20/14	1,746
Embarq 6 yr CDS	80,000	2.60%	9/20/14	(5,564)
Embarq 7 yr CDS	75,000	0.77%	9/20/14	1,787
Total	$795,000			$(5,433)

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Equity Funds I - Delaware Balanced Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued, at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$178,652,006
Aggregate unrealized appreciation	4,265,731
Aggregate unrealized depreciation	(33,543,622)
Net unrealized depreciation	$(29,277,891)

For federal income tax purposes, at October 31, 2008 capital loss carryforwards of $40,890,576 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $19,869,864 expires in 2010 and $5,781,908 expires in 2011, and $15,238,804 expires in 2016.

Effective November 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the FAS 157 fair value hierarchy levels as of January 31, 2009:

	Securities	Derivatives
Level 1	$72,249,619	$-
Level 2	76,185,519	(5,433)
Level 3	938,977	-
Total	$149,374,115	$(5,433)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 10/31/08	$1,012,049
Net change in unrealized
appreciation/depreciation	(97,222)
Net purchases, sales, and settlements	24,150
Balance as of 1/31/09	$938,977

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/09	$(97,222)

3. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

4. Swap Contracts
The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended January 31, 2009, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the fiscal period ended January 31, 2009, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2009, the value of securities on loan was $4,590,709 for which the Fund received collateral, comprised of non-cash collateral valued at $1,303,753, and cash collateral of $3,304,111. Investments purchased with cash collateral are presented on the schedule of investments the caption "Securities Lending Collateral".

6. Credit and Market Risk
The Fund may invest in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

Schedule of Investments (Unaudited)

Delaware Mid Cap Value Fund

January 31, 2009

	Number of
	Shares	Value
Common Stock – 90.87%
Basic Industry – 10.74%
Cliffs Natural Resources	3,000	$69,510
Cytec Industries	2,200	44,968
FMC	3,900	174,018
Nucor	2,800	114,212
†Owens-Illnois	4,400	83,600
†Pactiv	4,900	105,938
PPG Industries	1,100	41,338
Sherwin-Williams	1,700	81,175
Sigma-Aldrich	1,700	61,336
		776,095
Business Services – 2.23%
Brink's	2,200	58,146
†Brinks Home Security Holdings	2,200	50,314
Donnelley (R.R.) & Sons	2,200	21,472
Manpower	1,100	31,306
		161,238
Capital Spending – 5.18%
Cummins	3,300	79,134
†Energizer Holdings	1,100	52,393
†Harsco	3,900	92,508
Parker Hannifin	1,700	64,957
Republic Services	3,300	85,338
		374,330
Consumer Cyclical – 2.20%
Borg Warner	3,300	55,704
Eaton	1,100	48,422
Johnson Controls	4,400	55,044
		159,170
Consumer Services – 11.28%
†Dollar Tree	3,600	153,756
Fortune Brands	1,700	54,400
Gap	6,200	69,936
Hasbro	2,800	67,564
Macy's	6,000	53,700
Marriott International Class A	4,400	71,764
Meredith	1,700	27,149
PETsMART	4,400	82,588
Ross Stores	3,900	114,738
Tiffany & Company	2,800	58,100
VF	1,100	61,622
		815,317
Consumer Staples – 4.49%
Archer-Daniels-Midland	3,900	106,782
Del Monte Foods	9,800	65,268
Reynolds American	3,300	125,994
†Smithfield Foods	2,200	26,114
		324,158
Energy – 8.16%
El Paso	5,000	40,900
ENSCO International	2,800	76,608
†Equitable Resources	2,800	95,844
†Forest Oil	4,300	64,500
†Newfield Exploration	4,400	84,436
Questar	1,700	57,766
Rowan	4,400	55,704
Sempra Energy	1,700	74,528
Williams	2,800	39,620
		589,906

Financial Services – 16.88%
American Financial Group	4,400	74,712
Associated Banc-Corp	2,800	43,820
Bank of Hawaii	2,800	100,436
Berkley (W.R.)	6,000	158,880
Cullen/Frost Bankers	2,200	96,294
Federated Investors Class B	3,900	76,128
First Horizon National	7,256	69,077
IPC Holdings	3,000	76,980
Loews	2,800	68,320
†Marshall & Ilsley	3,900	22,269
Northern Trust	1,100	63,272
Raymond James Financial	3,900	72,189
Regions Financial	5,500	19,030
Reinsurance Group of America	2,200	78,386
StanCorp Financial Group	1,800	46,476
TCF Financial	4,400	54,516
Torchmark	2,200	66,000
Zions Bancorporation	2,200	32,824
		1,219,609
Health Care – 5.93%
Becton, Dickinson	2,200	159,874
McKesson	2,200	97,240
Service Corporation International	10,400	47,320
Universal Health Services Class B	1,700	64,345
†Watson Pharmaceuticals	2,200	60,016
		428,795
Real Estate – 3.36%
Boston Properties	1,100	47,630
Brandywine Realty Trust	6,500	38,805
Highwoods Properties	4,700	106,032
Kimco Realty	1,700	24,446
Simon Property Group	600	25,788
		242,701
Technology – 10.88%
†Adobe Systems	3,900	75,309
†Agilent Technologies	2,200	39,776
†Avnet	2,800	55,496
†Computer Sciences	2,200	81,048
†Compuware	9,000	58,500
Goodrich	2,200	85,052
National Semiconductor	6,700	67,938
Rockwell Automation	2,200	57,288
†Sybase	3,100	84,661
†Synopsys	6,500	120,250
†Thermo Fisher Scientific	1,700	61,081
		786,399
Transportation – 1.87%
Canadian National Railway	1,700	59,500
CSX	2,600	75,296
		134,796
Utilities – 7.67%
CenturyTel	2,200	59,708
Edison International	2,200	71,654
PG&E	2,200	85,074
PPL	3,300	101,178
Public Service Enterprise Group	4,400	138,908
Wisconsin Energy	2,200	98,076
		554,598
Total Common Stock (cost $9,132,907)		6,567,112
	Principal
	Amount
Repurchase Agreement* – 6.99%
BNP Paribas 0.21%, dated 1/30/09, to be
repurchased on 2/2/09, repurchase price $505,009
(collateralized by U.S. Government obligations, 6.00%,
8/15/09 - 10/22/09; market value $515,257)	$505,000	505,000
Total Repurchase Agreements (cost $505,000)		505,000

Total Value of Securities Before Securities Lending Collateral – 97.86%
(cost $9,637,907)		7,072,112
	Number of
	Shares
Securities Lending Collateral** – 0.00%
Investment Companies
†Mellon GSL DBT II Liquidation Trust	487	0
Total Securities Lending Collateral (cost $487)		0

Total Value of Securities – 97.86%
(cost $9,638,394)		7,072,112
Obligation to Return Securities Lending Collateral** – (0.01%)		(487)
Receivables and Other Assets Net of Liabilities (See Notes) – 2.15%		155,606
Net Assets Applicable to 1,395,069 Shares Outstanding – 100.00%		$7,227,231

†Non income producing security.
*See Note 1 in “Notes.”
**See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Delaware Group Equity Funds I – Delaware Mid Cap Value Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$9,690,709
Aggregate unrealized appreciation	78,435
Aggregate unrealized depreciation	(2,697,032)
Net unrealized depreciation	$(2,618,597)

For federal income tax purposes, at October 31, 2008, capital loss carryforwards of $131,390 may be carried forward and applied against future capital gains. Such loss carryforwards expires in 2016.

Effective November 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of January 31, 2009:

Securities
Level 1	$7,072,112
Level 2	-
Level 3	-
Total	$7,072,112

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 10/31/08	$26
Net change in unrealized appreciation/depreciation	(26)
Balance as of 1/31/09	$0

Net change in unrealized
appreciation/depreciation on
investments still held as of 1/31/09	$(26)

3. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with the Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. During the fiscal period ended January 31, 2009, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of January 31, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a -2(a)), exactly as set forth below: